                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 3, 1999
                                                           ------------



                           RHBT FINANCIAL CORPORATION
                           --------------------------
                            (Exact name of registrant
                          as specified in its charter)




   SOUTH CAROLINA                 TO BE ASSIGNED               58-2482426
  (State or other                  (Commission              (I.R.S. Employer
  jurisdiction of                  File Number)             Identification No.)
   incorporation)



              315 EAST MAIN STREET, ROCK HILL, SOUTH CAROLINA 29730
              -----------------------------------------------------
                    (Address of principal executive offices)




        Registrant's telephone number, including area code: (803)324-2500
                                                            -------------



 ROCK HILL BANK & TRUST (RHBT FINANCIAL CORPORATION IS A SUCCESSOR ISSUER UNDER
 ------------------------------------------------------------------------------
               RULE 15D-5 OF THE SECURITIES EXCHANGE ACT OF 1934)
               --------------------------------------------------

         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         RHBT Financial Corporation is a one-bank holding company formed for the purpose of acquiring all of the common stock of Rock Hill Bank & Trust, a South Carolina state bank. RHBT Financial Corporation completed its acquisition of the Bank pursuant to a statutory share exchange effective on June 3, 1999. Upon completion of the share exchange, the assets and liabilities of RHBT Financial Corporation were substantially the same as those of Rock Hill Bank & Trust.

         Rock Hill Bank & Trust's common stock was registered with the Federal Deposit Insurance Corporation pursuant to Section 12(i) of the Securities Exchange Act of 1934 and the Bank filed periodic reports under the Exchange Act with the Federal Deposit Insurance Corporation.

         This Form 8-K is being filed for the purpose of including in the files of the Securities and Exchange Commission the annual report on Form 10-KSB for the year ended December 31, 1998 and the Form 10-QSB for the quarter ended March 31, 1999 previously filed by Rock Hill Bank & Trust with the Federal Deposit Insurance Corporation so that such documents may be incorporated by reference into filings with the Commission as filings of a predecessor registrant to RHBT Financial Corporation. Such documents are filed as exhibits hereto, are incorporated by reference herein, and specifically made a part hereof.

         On July 19, 1999, RHBT Financial Corporation announced that on Friday, July 16, 1999 its Board of Directors approved a 5-for-4 stock split of its common stock in the form of a 25 percent stock dividend which is payable on September 10, 1999 to shareholders of record on August 1, 1999. These shareholders will receive one additional share of common stock for each four shares of common stock they hold on the record date. In lieu of fractional shares, each shareholder will be paid a cash equivalent based on the average closing price of the common stock on the OTC Bulletin Board on August 1, 1999.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

             Exhibit No.              Description
             -----------              -----------

                99.1                  Form 10-KSB for Rock Hill Bank & Trust for the year ended
                                      December 31, 1998

                99.2                  Form 10-QSB for Rock Hill Bank & Trust for the quarterly period ended March 31, 1999



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RHBT Financial Corporation



                                     By:      /s/ J.A. Ferguson, Jr.
                                        ----------------------------------------
                                           J.A. Ferguson, Jr.
                                           President and Chief Executive Officer

Dated: July 21, 1999

                                  EXHIBIT INDEX

 Exhibit No.                 Description

99.1                Form 10-K for Rock Hill Bank & Trust for the year ended
                    December 31, 1998

99.2 Form 10-QSB for Rock Hill Bank & Trust for the quarterly period ended March 31, 1999